                                                                    EXHIBIT 10.1

                          HOMECOM COMMUNICATIONS, INC.

                               STOCK OPTION PLAN


                                 SECTION 1.
                                   PURPOSE

         The purpose of this Plan is to promote the interests of the Company by granting Options to purchase Shares to (i) Employees in order (a) to attract and retain Employees, (b) to provide an additional incentive to each Employee to work to increase the value of Shares, and (c) to provide each Employee with a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders, and (ii) Key Persons who have rendered valuable services to the Company, and to provide such Key Person with a stake in the future of the Company which corresponds to each of the Company's shareholders.

                                 SECTION 2.
                                 DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1     BOARD means the Board of Directors of the Company.

         2.2     CODE means the Internal Revenue Code of 1986, as amended.

         2.3.    COMMITTEE means the Compensation Committee of the Board.

         2.4 COMMON STOCK means the common stock of the Company, par value $.0001 per share.

         2.5 COMPANY means HomeCom Communications, Inc., a Delaware corporation, and any successor to such organization.

         2.6 EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

         2.7 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.8 EXERCISE PRICE means the price which shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.9 FAIR MARKET VALUE of each Share of Common Stock on any date shall mean the price determined below on the last business day immediately preceding the date of valuation:

                         (a)     The closing sales price per Share, regular
way, or in the absence thereof the mean of the last reported bid and asked quotations, on such date on the exchange having the greatest volume of trading in the Shares during the thirty-day period preceding such date (or if such exchange was not open for trading on such date, the next preceding date on which it was open); or

                         (b)     If there is no price as specified in (a), the
final reported sales price per Share, or if not reported, the mean of the closing high bid and low asked prices in the over-the-counter market for the
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Shares as reported by the National Association of Securities Dealers Automatic
Quotation System, or if not so reported, then as reported by the National Quotation Bureau Incorporated, or if such organization is not in existence, by an organization providing similar services, on such date (or if such date is not a date for which such system or organization generally provides reports, then on the next preceding date for which it does so); or

                         (c)     If there also is no price as specified in (b),
the price per Share determined by the Committee by reference to bid-and-asked quotations for the Shares provided by members of an association of brokers and dealers registered pursuant to Subsection 15(b) of the Exchange Act, which members make a market in the Shares, for such recent dates as the Committee shall determine to be appropriate for fairly determining current market value; or

                         (d)     If there also is no price as specified in (c),
an amount per Share determined in good faith by the Committee based on such relevant facts, which may include opinions of independent experts, as may be available to the Committee.

         2.10 ISO means an option granted under this Plan to purchase Shares which is intended by the Company to satisfy the requirements of Code Section 422 as an incentive stock option.

         2.11 KEY PERSON means (i) a member of the Board who is not an Employee, (ii) a consultant, distributor or other person who has rendered valuable services to the Company, a Subsidiary or a Parent, (iii) a person who has incurred, or is willing to incur, financial risk in the form of guaranteeing or acting as co-obligor with respect to debts or other obligations of the Company, or (iv) a person who has extended credit to the Company. Key Persons are not limited to individuals and, "person" as used herein may include corporations, partnerships, associations and other entities.

         2.12 NON-ISO means an option granted under this Plan to purchase Shares which is not intended by the Company to satisfy the requirements of Code
Section 422.

         2.13    OPTION means an ISO or a Non-ISO.

         2.14    OPTIONEE means grantee of an Option.

         2.15 PARENT means any corporation which is a parent of the Company (within the meaning of Code Section 424).

         2.16 PLAN means the HomeCom Communications, Inc. Stock Option Plan, as amended from time to time.

         2.17    SHARE means a share of the Common Stock of the Company.

         2.18 STOCK OPTION GRANT means the written agreement or instrument which sets forth the terms of an Option granted to an Employee or Key Person under this Plan.

         2.19 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code Section 424(f)).

         2.20 SURRENDERED SHARES means the Shares described in Section 11.2 which (in lieu of being purchased) are surrendered for cash or Shares, or for a combination of cash and Shares, in accordance with Section 11.





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         2.21    TEN PERCENT SHAREHOLDER means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of shares of either the Company, a Subsidiary or a Parent.

                                 SECTION 3.
                          SHARES SUBJECT TO OPTIONS

         220,000 Shares of Common Stock shall be reserved for issuance under this Plan. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to an Option which remain after the cancellation, expiration or exchange of such Option thereafter shall again become available for use under this Plan, but any Surrendered Shares which remain after the surrender of an Option under Section 11 shall not again become available for use under this Plan.

                                 SECTION 4.
                               EFFECTIVE DATE

         The effective date of this Plan shall be the date it is adopted by the Board provided the shareholders of the Company approve this Plan within twelve
(12) months after such effective date. If such effective date comes before such shareholder approval, any Options granted under this Plan before the date of such approval automatically shall be granted subject to such approval.

                                  SECTION 5.
                                  COMMITTEE

         This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to Section 16) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances. The Committee's actions shall be binding on the Company, on each affected Employee or Key Person, and on each other person directly or indirectly affected by such actions. Notwithstanding anything else to the contrary herein, the Board shall have the authority to assume the powers and responsibilities outlined above with respect to the Committee, in whole or in part.

                                  SECTION 6.
                                 ELIGIBILITY

         Except as provided below, only Employees shall be eligible for the grant of Options under this Plan, but no Employee shall have the right to be granted an Option under this Plan merely as a result of his or her status as an Employee. Key Persons may be eligible, subject to written approval by the Board, for the grant of Options under this Plan, but only if the Key Person has provided valuable services to the Company, a Subsidiary or a Parent and only if the Option is a Non-ISO.

                                   SECTION 7.
                                GRANT OF OPTIONS

         The Committee, acting pursuant to the procedure established by the Board, shall either grant Options under this Plan, or recommend to the Board that Options be granted under this Plan. In accordance with the procedure established by the Board, the Committee, or the Board, in its absolute discretion, shall grant Options under this Plan from time to time to purchase Shares and, further, shall have the right to grant new Options in exchange for outstanding Options. Such Options shall be granted to Employees or Key Persons





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selected by the Committee, acting in its discretion as set forth above, and neither the Board nor the Committee shall be under any obligation whatsoever to grant Options to all Employees or Key Persons, or to grant all Options subject to the same terms and conditions. Each grant of an Option shall be evidenced by a Stock Option Grant and each Stock Option Grant shall:

                 1.      specify whether the Option is an ISO or Non-ISO; and

                 2. incorporate such other terms and conditions as the Committee or the Board, acting in its absolute discretion, deems consistent with the terms of this Plan, including (without limitation) a restriction on the number of Shares subject to the Option which first become exercisable or subject to surrender during any calendar year.

         In determining Employee(s) or Key Person(s) to whom an Option shall be granted and the number of Shares to be covered by such Option, the Committee or the Board may take into account the recommendations of the President of the Company and its other officers, the duties of the Employee or Key Person, the present and potential contributions of the Employee or Key Person to the success of the Company, the anticipated number of years of service remaining before the attainment by the Employee of retirement age, and other factors deemed relevant by the Committee or the Board, in its sole discretion, in connection with accomplishing the purpose of this Plan. An Employee or Key Person who has been granted an Option to purchase Shares of the Company, whether under this Plan or otherwise, may be granted one or more additional Options.

         If the Committee or the Board grants an ISO and a Non-ISO to an Employee on the same date, the right of the Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option.

                                   SECTION 8.
                                 EXERCISE PRICE

         If an Option is an ISO, the Exercise Price for each Share subject to such Option shall be no less than the Fair Market Value of a Share on the date such Option is granted or, if such Option is granted to a Ten Percent Shareholder, the Exercise Price for each Share subject to such Option shall be no less than 110% of the Fair Market Value of a Share on the date such Option is granted. If an Option is a Non-ISO, the Exercise Price for each Share shall be no less than the minimum price required by applicable state law, or by the Company's governing instrument, or $0.01, whichever price is greater. The Exercise Price shall be payable in full upon the exercise of any Option, and a Stock Option Grant, at the discretion of the Committee or the Board, can provide for the payment of the Exercise Price either in cash, or in Shares acceptable to the Committee or the Board, or in any combination of cash and Shares acceptable to the Committee or the Board. Any payment made in Shares shall be treated as equal to the Fair Market Value of such Shares on the date the properly endorsed certificate for such Shares is delivered to the Committee or the Board.

         Notwithstanding the above, and in the sole discretion of the Committee or the Board, an Option may be exercised as to a portion or all (as determined by the Committee or the Board) of the number of Shares specified in the Stock Option Grant by delivery to the Company of a promissory note, such promissory note to be executed by the Optionee and which shall include, with such other terms and conditions as the Committee or the Board shall determine, provisions in a form approved by the Committee or the Board under which (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Committee or the Board) as the Committee or the Board shall approve and (ii) the





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Optionee shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.


                                   SECTION 9.
                                EXERCISE PERIOD

         Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Stock Option Grant, but no Stock Option Grant shall:

                 1. make an Option exercisable before the date such Option is granted; or

                 2.      make an Option exercisable after the earlier of the:

                         (a)     the date such Option is exercised in full, or

                         (b)     the date which is the tenth (10th) anniversary
of the date such Option is granted, if such Option is a Non-ISO or an ISO granted to a non-Ten Percent Shareholder, or the date which is the fifth (5th) anniversary of the date such Option is granted, if such Option is an ISO granted to a Ten Percent Shareholder.

         A Stock Option Grant may provide for the exercise of an Option after the employment of an Employee has terminated for any reason whatsoever, including death or disability.

                                  SECTION 10.
                               NONTRANSFERABILITY

         No Option granted under this Plan shall be transferable by an Employee or Key Person other than by will or by the laws of descent and distribution, and such Option shall be exercisable during an Employee's or Key Person's lifetime only by the Employee or Key Person, as the case may be. The person or persons to whom an Option is transferred by will or by the laws of descent and distribution thereafter shall be treated as the Employee or Key Person.

                                  SECTION 11.
                              SURRENDER OF OPTIONS

         11.1 GENERAL RULE. The Committee or the Board, acting in its absolute discretion may incorporate a provision in a Stock Option Grant to allow an Employee or Key Person to surrender his or her Option in whole or in part in lieu of the exercise in whole or in part of that Option on any date that:

                 1. the Fair Market Value of the Shares subject to such Option exceeds the Exercise Price for such Shares, and

                 2. the Option to purchase such Shares is otherwise exercisable.

         11.2 PROCEDURE. The surrender of an Option in whole or in part shall be effected by the delivery of the Stock Option Grant to the Committee or the Board, together with a statement signed by the Employee or Key Person which specifies the number of Shares ("Surrendered Shares") as to which the Employee or Key Person surrenders his or her Option and how he or she desires payment be made for such Surrendered Shares.





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         11.3    PAYMENT.  An Employee or Key Person in exchange for his or her
Surrendered Shares shall receive a payment in cash or in Shares, or in a combination of cash and Shares, equal in amount on the date such surrender is effected to the excess of the Fair Market Value of the Surrendered Shares on such date over the Exercise Price for the Surrendered Shares. The Committee or the Board, acting in its absolute discretion, can approve or disapprove an Employee's or Key Person's request for payment in whole or in part in cash and can make that payment in cash or in such combination of cash and Shares as the Committee or the Board deems appropriate. A request for payment only in Shares shall be approved and made in Shares to the extent payment can be made in whole shares of Shares and (at the Committee's or the Board's discretion) in cash in lieu of any fractional Shares.

         11.4 RESTRICTIONS. Any Stock Option Grant which incorporates a provision to allow an Employee or Key Person to surrender his or her Option in whole or in part also shall incorporate such additional restrictions on the exercise or surrender of such Option as the Committee or the Board deems necessary to satisfy the conditions to the exemption under Rule 16b-3 (or any successor exemption) to Section 16(b) of the Exchange Act.

                                 SECTION 12.
                           SECURITIES REGISTRATION

         Each Stock Option Grant may provide that, upon the receipt of Shares as a result of the surrender or exercise of an Option, the Employee or Key Person shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Option Grant may also provide that, if so requested by the Company, the Employee or Key Person shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                 SECTION 13.
                                LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of:

                 (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options have been surrendered or exercised in full or no longer are exercisable, or

                 (b)      the date on which all of the Shares reserved under
Section 3 of this Plan have (as a result of the surrender or exercise of Options granted under this Plan) been issued or no longer are available for use under this Plan, in which event this Plan also shall terminate on such date.





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                                 SECTION 14.
                                 ADJUSTMENT

         The number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Options granted under this Plan, and the Exercise Price of such Options shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee or the Board shall have the right to adjust (in a manner which satisfies the requirements of Code Section 424(a)) the number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Options granted under this Plan, and the Exercise Price of such Options in the event of any corporate transaction described in Code Section 424(a) which provides for the substitution or assumption of such Options. If any adjustment under this Section 14 creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section 14 by the Committee or the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3 of this Plan.

                                  SECTION 15.
                         SALE OR MERGER OF THE COMPANY

         If the Company: (i) agrees to sell substantially all of its assets for cash or property or for a combination of cash and property, (ii) agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, or (iii) agrees to dissolve the Company or liquidate its assets, then immediately following such time that the Company manifests its agreement in writing to do any of the foregoing, at the direction and discretion of the Board, or as is otherwise provided in the Stock Option Grant Certificates, either (a) each Option shall be exercisable for a period of thirty (30) days following delivery of written notice to each holder of an Option (after which such Option shall expire), or
(b) each Option may be canceled unilaterally by the Company in exchange for the whole Shares (or, subject to satisfying the conditions to the exemption under Rule 16b-3 or any successor exemption to Section 16(b) of the Exchange Act, for the whole Shares and the cash in lieu of a fractional Share) which each Optionee otherwise would receive if he or she had the right to surrender his or her outstanding Option in full under Section 9 of this Plan and he or she exercised that right exclusively for Shares on a date fixed by the Board which comes before such sale or other corporate transaction.

                                  SECTION 16.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Committee or the Board from time to time to the extent that the Committee or the Board deems necessary or appropriate; provided, however, no such amendment shall be made absent the approval of the shareholders of the Company (1) to increase the number of Shares reserved under Section 3 except as set forth in Section 14, (2) to extend the maximum life of the Plan under Section 13 or the maximum exercise period under Section 9, (3) to decrease the minimum Exercise Price under
Section 8, or (4) to change the designation of Employees or Key Persons eligible for Options under Section 6. The Committee or the Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Option granted before such suspension or termination unless (1) the Employee or Key Person consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in Section 14 or Section 15 of this Plan.





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
                                 SECTION 17.
                                MISCELLANEOUS

         18.1 SHAREHOLDER RIGHTS. No Employee or Key Person shall have any rights as a shareholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Shares subject to such Option to such Employee or Key Person.

         18.2 NO CONTRACT OF EMPLOYMENT. The grant of an Option to an Employee or Key Person under this Plan shall not constitute a contract of employment and shall not confer on an Employee any rights upon his or her termination of employment in addition to those rights, if any, expressly set forth in the Stock Option Grant which evidences his or her Option.

         18.3 WITHHOLDING. The exercise or surrender of any Option granted under this Plan shall constitute an Employee's or Key Person's full and complete consent to whatever action the Committee or the Board directs to satisfy the federal and state tax withholding requirements, if any, which the Committee or the Board in its discretion deems applicable to such exercise or surrender. In addition to and at the time of payment of the Exercise Price, the Optionee shall pay to the Company in cash the full amount of any federal, state and local income, employment or other taxes required to be withheld from the income of such Optionee as a result of such exercise; provided, however, that in the discretion of the Committee any Stock Option Grant Certificate may provide that all or any portion of such tax obligations, together with additional taxes not exceeding the actual additional taxes be owed by the Optionee as a result of such exercise, may, upon the irrevocable election of the Optionee, be paid by tendering to the Company whole Shares of Common Stock duly endorsed for transfer and owned by the Optionee, or by authorizing the Company to withhold Shares of Common Stock otherwise issuable upon exercise of the Option, in either case in that number of Shares having a Fair Market Value on the date of exercise equal to the amount of such taxes thereby being paid, in all cases subject to such restrictions as the Committee may from time to time determine, including any such restrictions as may be necessary or appropriate to satisfy the conditions of the exemption set forth in Rule 16b-3 under the Exchange Act.

         18.4 TRANSFER. The transfer of an Employee between or among the Company, a Subsidiary or a Parent shall not be treated as a termination of his or her employment under this Plan.

         18.5 CONSTRUCTION. This Plan shall be construed under the laws of the State of Georgia.





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
                          HOMECOM COMMUNICATIONS, INC.

                               STOCK OPTION PLAN
                         STOCK OPTION GRANT CERTIFICATE



         HomeCom Communications, Inc., a Delaware corporation (the "Company"), hereby grants to the optionee named below ("Optionee") an option (this "Option") to purchase the total number of shares shown below of Common Stock of the Company (the "Shares") at the exercise price per share set forth below (the "Exercise Price"), subject to all of the terms and conditions on the reverse side of this Stock Option Grant Certificate and the HomeCom Communications, Inc. Stock Option Plan (the "Plan"). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Plan. The terms and conditions set forth on the reverse side hereof and the terms and conditions of the Plan are incorporated herein by reference.


In witness whereof, this Stock Option Grant has been executed by the Company by a duly authorized officer as of the date specified hereon.


HOMECOM COMMUNICATIONS, INC.


By:
   ------------------------------------

Date of Grant:  ________ __, 1996

Type of Stock Option:

     [   ]  Incentive

     [   ]  Non-Qualified


Shares Subject to Option:         <<Shares>>


Exercise Price Per Share:         <<Price>>


Term of Option:                   <<Term>>


Shares subject to issuance under this Option shall be eligible for exercise according to the vesting schedule selected below and further described in
Section 10 on the reverse of this Stock Option Grant Certificate.

[<<Immediate>>]  Immediate Vesting         [<<Year1>>]  One Year Vesting
[<<Year2>>]  Two Year Vesting     [<<Year3>>]   Three Year Vesting
[<<Year4>>]  Four Year Vesting    [<<Year5>>]   Five Year Vesting


         Optionee hereby acknowledges receipt of a copy of the Plan, represents that Optionee has read and understands the terms and provisions of the Plan, and accepts this Option subject to all the terms and conditions of the Plan and this Stock Option Grant Certificate. Optionee acknowledges that there may be adverse tax consequences upon exercise of this Option or disposition of the Shares and that Optionee should consult a tax adviser prior to such exercise or disposition.


- ----------------------------------------------------
Signature of Optionee


<<Name>>
- ----------------------------------------------------
Print Name of Optionee

         1. EXERCISE PERIOD OF OPTION. Subject to the terms and conditions of this Option and the Plan, and unless otherwise modified by a written modification signed by the Company and Optionee, this Option may be exercised with respect to all of the Shares, but only according to the vesting schedule selected on the reverse of this Stock Option Grant Certificate and as described in Section 10 below, prior to the date which is the last day of the Term set forth on the face hereof following the date of grant (hereinafter "Expiration Date").

         2. RESTRICTIONS ON EXERCISE. This Option may not be exercised, unless such exercise is in compliance with the Securities Act of 1933 and all applicable state securities laws, as they are in effect on the date of exercise, and the requirements of any stock exchange or national market system on which the Company's Common Stock may be listed at the time of exercise. Optionee understands that the Company is under no obligation to register, qualify or list the Shares with the Securities and Exchange Commission ("SEC"), any state securities commission or any stock exchange to effect such compliance.

         3. TERMINATION OF OPTION. Except as provided below in this Section, this Option may not be exercised after the date which is thirty (30) days after Optionee ceases to perform services for the Company, or any Parent or Subsidiary. Optionee shall be considered to perform services for the Company, or any Parent or Subsidiary, for all purposes under this Section and Section 10 hereof, if Optionee is an officer or full-time employee of the Company, or any Parent or Subsidiary, or if the Board determines that Optionee is rendering substantial services as a part-time employee, consultant, contractor or advisor to the Company, or any Parent or Subsidiary. The Board shall have discretion to determine whether Optionee has ceased to perform services for the Company, or any Parent or Subsidiary, and the effective date on which such services cease (the "Termination Date"). Notwithstanding anything contained herein to the contrary, if the corporate position of Optionee is, at any time, altered or revised such that Optionee's responsibilities are materially reduced or decreased for any reason, as determined by the Board in its sole discretion, the vesting of Shares under Section 10 shall cease, effective as of the date of such reduction in Optionee's employment responsibilities; provided, however, except as otherwise provided in this Option and the Plan, Optionee shall have the right to exercise this Option with respect to Shares which have vested under Section 10 as of the date of such reduction of Optionee's responsibilities.

                 (a) Termination Generally. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, for any reason, except death or disability (within the meaning of Code Section 22(e)(3)), this Option shall immediately be forfeited, along with any and all rights or subsequent rights attached thereto, thirty (30) days following the Termination Date, but in no event later than the Expiration Date.

                 (b) Death or Disability. If Optionee ceases to perform services for the Company, or any Parent or Subsidiary, as a result of the death or disability of Optionee (as determined by the Board in its sole discretion), this Option, to the extent (and only to the extent) that it would have been exercisable by Optionee on the Termination Date, may be exercised by Optionee (or, in the event of Optionee's death, by Optionee's legal representative) within ninety (90) days after the Termination Date, but in no event later than the Expiration Date.

                 (c) No Right to Employment. Nothing in the Plan or this Stock Option Grant Certificate shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company, or any Parent or Subsidiary, or limit in any way the right of the Company, or any Parent or Subsidiary, to terminate Optionee's employment or other relationship at any time, with or without cause.

         4.      MANNER OF EXERCISE.

                 (a) Exercise Agreement. This Option shall be exercisable by delivery to the Company of an executed Exercise and Shareholder Agreement ("Exercise Agreement") in the form of the Exercise Agreement delivered to Optionee, if applicable, or in such other form as may be approved or accepted by the Company, which shall set forth Optionee's election to exercise this Option with respect to some or all of the Shares, the number of Shares being purchased, any restrictions imposed on the Shares, and such other representations and agreements as may be required by the Company to comply with applicable securities laws.

                 (b) Exercise Price. Such notice shall be accompanied by full payment of the Exercise Price for the Shares being purchased. Payment for the Shares may be made in U.S. dollars in cash (by check) or, where permitted by law and approved by the Board in its sole discretion: (i) by cancellation of indebtedness of the Company to Optionee; (ii) by surrender of shares of Common Stock of the Company that have been owned by Optionee for more than six
(6) months (and which have been paid for within the meaning of SEC Rule 144, and, if such Shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such Shares), or were obtained by Optionee in the open public market, having a Fair Market Value equal to the Exercise Price of the Shares being purchased; (iii) by instructing the Company to withhold Shares otherwise issuable pursuant to the exercise of the Option having a Fair Market Value equal to the exercise price of the Shares being purchased (including the withheld Shares); (iv) by waiver of compensation accrued by Optionee for services rendered; or (v) a combination of the foregoing.

                 (c) Withholding Taxes. Prior to the issuance of Shares upon exercise of this Option, Optionee must pay, or make adequate provision for, any applicable federal or state withholding obligations of the Company. Where approved by the Board, Optionee may provide for payment of withholding taxes upon exercise of the Option by requesting that the Company retain Shares with a Fair Market Value equal to the minimum amount of taxes required to be withheld. In such case, the Company shall issue the net number of Shares to Optionee by deducting the Shares retained from the Shares exercised.

                 (d) Issuance of Shares. Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall cause the Shares to be issued in the name of Optionee or Optionee's legal representative.

         5. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES. If this Option is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of: (a) the date two (2) years after the Date of Grant, or (b) the date one (1) year after exercise of the ISO, with respect to the Shares to be sold or disposed, Optionee shall immediately notify the Company in writing of such sale or disposition. Optionee acknowledges and agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by Optionee from any such early disposition by payment in cash or out of the current wages or earnings payable to Optionee.

         6. NONTRANSFERABILITY OF OPTION. This Option may not be transferred in any manner, other than by will or by the laws of descent and distribution, and may be exercised during Optionee's lifetime only by Optionee. The terms of this Option shall be binding upon the executor, administrators, successors and assigns of Optionee.

         7. TAX CONSEQUENCES. OPTIONEE UNDERSTANDS THAT THE GRANT AND EXERCISE OF THIS OPTION, AND THE SALE OF SHARES OBTAINED THROUGH THE EXERCISE OF THIS OPTION, MAY HAVE TAX IMPLICATIONS THAT COULD RESULT IN ADVERSE TAX CONSEQUENCES TO OPTIONEE. OPTIONEE REPRESENTS THAT OPTIONEE HAS CONSULTED WITH, OR WILL CONSULT WITH, HIS OR HER TAX ADVISOR AND OPTIONEE FURTHER ACKNOWLEDGES THAT OPTIONEE IS NOT RELYING OF THE COMPANY FOR ANY TAX, FINANCIAL OR LEGAL ADVICE.

         8. INTERPRETATION. Any dispute regarding the interpretation of this Stock Option Grant Certificate shall be submitted by Optionee or the Company to the Board or the Committee, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Committee shall be final and binding on the Company and Optionee.

         9. ENTIRE AGREEMENT. The Plan and the Exercise Agreement are incorporated herein by this reference. Optionee acknowledges and agrees that the granting of this Option constitutes a full accord, satisfaction and release of all obligations or commitments made to Optionee by the Company or any of its officers, directors, shareholders or affiliates with respect to the issuance of any securities, or rights to acquire securities, of the Company or any of its affiliates. This Stock Option Grant Certificate, the Plan and the Exercise Agreement constitute the entire agreement of the parties hereto, and supersede all prior undertakings and agreements with respect to the subject matter hereof.

         10. VESTING AND EXERCISE OF SHARES. Subject to the terms of the Plan, this Option and the Exercise Agreement, the Shares issued pursuant to the exercise of this Stock Option Grant Certificate shall be subject to the vesting restrictions selected on the reverse side of this Option and defined below.
For purposes of this Section, "Continuous Service" means a period of continuous performance of services by Optionee for the Company, a Parent, or a Subsidiary, as determined by the Board.

         Immediate Vesting: Optionee may exercise this Option with respect to any or all of the Shares at any time and in any amount following the date of grant.

         One Year Vesting: Optionee may exercise this Option with respect to any or all of the Shares only after Optionee has completed twelve (12) months of Continuous Service following the date of grant.

         Two Year Vesting:   Optionee may exercise this Option with respect to
         the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

                 (a) After twelve (12) months of Continuous Service, up to fifty percent (50%) of the Shares; and

                 (b) After twenty-four (24) months of Continuous Service, up to one hundred percent (100%) of the Shares.

         Three Year Vesting: Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

                 (a) After twelve (12) months of Continuous Service, up to thirty-three and one third percent (33 1/3%) of the Shares;

                 (b) After twenty-four (24) months of Continuous Service, up to sixty-six and two thirds percent (66 2/3%) of the Shares; and

                 (c) After thirty-six (36) months of Continuous Service, up to one hundred percent (100%) of the Shares.

         Four Year Vesting: Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

                 (a) After twelve (12) months of Continuous Service, up to twenty-five percent (25%) of the Shares;

                 (b) After twenty-four (24) months of Continuous Service, up to fifty percent (50%) of the Shares;

                 (c) After thirty-six (36) months of Continuous Service, up to seventy-five percent (75%) of the Shares; and

                 (d) After forty-eight (48) months of Continuous Service, up to one hundred percent (100%) of the Shares.

         Five Year Vesting: Optionee may exercise this Option with respect to the percentage of Shares set forth below only after Optionee has completed the following periods of Continuous Service following the date of grant:

                 (a) After twelve (12) months of Continuous Service, up to twenty percent (20%) of the Shares;

                 (b) After twenty-four (24) months of Continuous Service, up to forty percent (40%) of the Shares;

                 (c) After thirty-six (36) months of Continuous Service, up to sixty percent (60%) of the Shares;

                 (d) After forty-eight (48) months of Continuous Service, up to eighty percent (80%) of the Shares; and

                 (e) After sixty (60) months of Continuous Service, up to one hundred percent (100%) of the Shares.